SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 31, 2002
(Date of earliest event reported)

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  ProForma Financial Information

Not applicable.

(c)  Exhibits

99.1	Transcript of October 31, 2002 conference call.

Item 9.    Regulation FD Disclosure

On October 31, 2002, ONEOK, Inc. held a conference call to discuss the Company’s results of operations for the quarter ended September 30, 2002. A complete transcript of the conference call is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, INC.

By:	/s/ JIM KNEALE
Jim Kneale Senior Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:  November 7, 2002

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